UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)               December 19, 2005

                       THE MANAGEMENT NETWORK GROUP, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                       0-27617                  48-1129619
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(State or other jurisdiction          (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)


           7300 College Boulevard, Suite 302, Overland Park, KS 66210
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           (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code                (913) 345-9315

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

     On December 19, 2005, The Management Network Group, Inc. announced a partnership with S3 Matching Technologies, to creat a complete service offering to ease companies' migration from circuit switch to Internet Protocol (IP) networks. The public announcement was made by means of a press release, the text of which is set forth in Exhibit 99.1 hereto.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(C). EXHIBITS.

EXHIBIT
NUMBER                  DESCRIPTION
-------------------     --------------------------------------------------------
99.1                    Press Release dated December 19, 2005

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 THE MANAGEMENT NETWORK GROUP, INC.
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                                             (Registrant)

Date:  December 23, 2005         By:  /s/ Donald E. Klumb
                                 --------------------------------------------
                                      Donald E. Klumb
                                      Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number      Description of Document

99.1 Press Release of Registrant, Dated December 19, 2005 Announcing partnership with S3 Matching Technologies to provide services to migrate companies from circuit switch to Internet protocol (IP) networks.